EX-99.23(h)(47)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust.

     WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses.

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of eight new funds: 1) JNL/S&P 4 Fund; 2) JNL/S&P Dividend Income & Growth Fund; 3) JNL/S&P Intrinsic Value Fund; 4) JNL/S&P Competitive Advantage Fund; 5) JNL/S&P Total Yield Fund; 6) JNL/PAM China-India Fund; 7) JNL/PAM Asia ex-Japan Fund; and 8) JNL/Capital Guardian International Small Cap Fund.

     WHEREAS, in order to reflect the sub-adviser change from Wellington Management Company, LLP to Capital Guardian Trust Company for two funds: 1) JNL/Select Large Cap Growth Fund; and 2) JNL/Select Global Growth Fund.

     WHEREAS, in order to reflect the name change for the JNL/Select Large Cap Growth Fund to JNL/Capital Guardian U.S. Growth Equity Fund; and the JNL/Select Global Growth Fund to JNL/Capital Guardian Global Diversified Research Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Pyramis Global Advisors, LLC to Capital Guardian Trust Company for the JNL/FI Balanced Fund.

     WHEREAS, in order to reflect a name change for the JNL/FI Balanced Fund to JNL/Capital Guardian Global Balanced Fund.

     WHEREAS,  in order to  reflect a change  in  sub-adviser  from J.P.  Morgan
Investment  Management  Inc.  to  A  I  M  Capital  Management,   Inc.  for  the
JNL/JPMorgan International Equity Fund.

     WHEREAS,   in  order  to  reflect  a  name  change  for  the   JNL/JPMorgan
International Equity Fund to the JNL/AIM International Growth Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Putnam Investment Management, LLC to PPM America, Inc. for the JNL/Putnam Equity Fund.

     WHEREAS, in order to reflect a name change for JNL/Putnam Equity Fund to JNL/PPM America Core Equity Fund.

     WHEREAS, in order to reflect the merger of the JNL/Putnam Midcap Growth Fund into the JNL/FI Mid-Cap Equity Fund, and a subsequent change in sub-adviser of the JNL/FI Mid-Cap Equity Fund from Pyramis Global Advisors, LLP to J.P. Morgan Investment Management, Inc.

     WHEREAS, in order to reflect a name change for the JNL/FI Mid-Cap Equity Fund to JNL/JPMorgan MidCap Growth Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Administrator agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 3, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 3, 2007, attached hereto.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 3rd day of December, 2007.

JNL SERIES TRUST                         JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________   By: _________________________________
Name:    Susan S. Rhee                   Name:    Mark D. Nerud
Title:   Vice President, Counsel,        Title:   President
         and Secretary

                                   SCHEDULE A
                             DATED DECEMBER 3, 2007

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                                      FUNDS
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/AIM International Growth Fund
  ----------------------------------------------------------------------------
                          JNL/AIM Large Cap Growth Fund
  ----------------------------------------------------------------------------
                            JNL/AIM Real Estate Fund
  ----------------------------------------------------------------------------
                          JNL/AIM Small Cap Growth Fund
  ----------------------------------------------------------------------------
                JNL/Capital Guardian International Small Cap Fund
  ----------------------------------------------------------------------------
                  JNL/Capital Guardian U.S. Growth Equity Fund
  ----------------------------------------------------------------------------
              JNL/Capital Guardian Global Diversified Research Fund
  ----------------------------------------------------------------------------
                    JNL/Capital Guardian Global Balanced Fund
  ----------------------------------------------------------------------------
                 JNL/Credit Suisse Global Natural Resources Fund
  ----------------------------------------------------------------------------
                        JNL/Credit Suisse Long/Short Fund
  ----------------------------------------------------------------------------
                           JNL/Eagle Core Equity Fund
  ----------------------------------------------------------------------------
                         JNL/Eagle SmallCap Equity Fund
  ----------------------------------------------------------------------------
                  JNL/Franklin Templeton Founding Strategy Fund
  ----------------------------------------------------------------------------
                    JNL/Franklin Templeton Global Growth Fund
  ----------------------------------------------------------------------------
                       JNL/Franklin Templeton Income Fund
  ----------------------------------------------------------------------------
                    JNL/Franklin Templeton Mutual Shares Fund
  ----------------------------------------------------------------------------
                   JNL/Franklin Templeton Small Cap Value Fund
  ----------------------------------------------------------------------------
                      JNL/Goldman Sachs Core Plus Bond Fund
  ----------------------------------------------------------------------------
                      JNL/Goldman Sachs Mid Cap Value Fund
  ----------------------------------------------------------------------------
                   JNL/Goldman Sachs Short Duration Bond Fund
  ----------------------------------------------------------------------------
                      JNL/JPMorgan International Value Fund
  ----------------------------------------------------------------------------
                         JNL/JPMorgan MidCap Growth Fund
  ----------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
  ----------------------------------------------------------------------------
                        JNL/Lazard Emerging Markets Fund
  ----------------------------------------------------------------------------
                         JNL/Lazard Small Cap Value Fund
  ----------------------------------------------------------------------------
                          JNL/Lazard Mid Cap Value Fund
  ----------------------------------------------------------------------------
                JNL/Mellon Capital Management S&P 500 Index Fund
  ----------------------------------------------------------------------------
             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
  ----------------------------------------------------------------------------
               JNL/Mellon Capital Management Small Cap Index Fund
  ----------------------------------------------------------------------------
             JNL/Mellon Capital Management International Index Fund
  ----------------------------------------------------------------------------
                  JNL/Mellon Capital Management Bond Index Fund
  ----------------------------------------------------------------------------
         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
  ----------------------------------------------------------------------------
                   JNL/Mellon Capital Management Index 5 Fund
  ----------------------------------------------------------------------------
                   JNL/Mellon Capital Management 10 x 10 Fund
  ----------------------------------------------------------------------------
                       JNL/Oppenheimer Global Growth Fund
  ----------------------------------------------------------------------------
                           JNL/PAM Asia ex-Japan Fund
  ----------------------------------------------------------------------------
                            JNL/PAM China-India Fund
  ----------------------------------------------------------------------------
                           JNL/PIMCO Real Return Fund
  ----------------------------------------------------------------------------
                        JNL/PIMCO Total Return Bond Fund
  ----------------------------------------------------------------------------
                        JNL/PPM America Core Equity Fund
  ----------------------------------------------------------------------------
                      JNL/PPM America High Yield Bond Fund
  ----------------------------------------------------------------------------
                        JNL/PPM America Value Equity Fund
  ----------------------------------------------------------------------------
                            JNL/Select Balanced Fund
  ----------------------------------------------------------------------------
                          JNL/Select Money Market Fund
  ----------------------------------------------------------------------------
                              JNL/Select Value Fund
  ----------------------------------------------------------------------------
                    JNL/T. Rowe Price Established Growth Fund
  ----------------------------------------------------------------------------
                      JNL/T. Rowe Price Mid-Cap Growth Fund
  ----------------------------------------------------------------------------
                          JNL/T. Rowe Price Value Fund
  ----------------------------------------------------------------------------
                           JNL/S&P Managed Growth Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Managed Conservative Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Managed Moderate Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Managed Moderate Fund
  ----------------------------------------------------------------------------
                     JNL/S&P Managed Aggressive Growth Fund
  ----------------------------------------------------------------------------
                         JNL/S&P Retirement Income Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Retirement 2015 Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Retirement 2020 Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Retirement 2025 Fund
  ----------------------------------------------------------------------------
                    JNL/S&P Moderate Retirement Strategy Fund
  ----------------------------------------------------------------------------
                JNL/S&P Moderate Growth Retirement Strategy Fund
  ----------------------------------------------------------------------------
                     JNL/S&P Growth Retirement Strategy Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Disciplined Moderate Fund
  ----------------------------------------------------------------------------
                    JNL/S&P Disciplined Moderate Growth Fund
  ----------------------------------------------------------------------------
                         JNL/S&P Disciplined Growth Fund
  ----------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
  ----------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
  ----------------------------------------------------------------------------
                                 JNL/S&P 4 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                             DATED DECEMBER 3, 2007
                               Class A & B Shares

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------
 FUNDS                                                                                 ASSETS                 FEE
----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/AIM International Growth Fund                                                  All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/AIM Large Cap Growth Fund                                                      All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/AIM Real Estate Fund                                                           All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/AIM Small Cap Growth Fund                                                      All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Capital Guardian International Small Cap Fund                                  All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Capital Guardian U.S. Growth Equity Fund                                       All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Capital Guardian Global Diversified Research Fund                              All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Capital Guardian Global Balanced Fund                                          All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Credit Suisse Global Natural Resources Fund                                    All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Credit Suisse Long/Short Fund                                                  All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Eagle Core Equity Fund                                                         All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Eagle SmallCap Equity Fund                                                     All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Franklin Templeton Founding Strategy Fund                                      All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Franklin Templeton Global Growth Fund                                          All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Franklin Templeton Income Fund                                                 All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Franklin Templeton Mutual Shares Fund                                          All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Franklin Templeton Small Cap Value Fund                                        All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Goldman Sachs Core Plus Bond Fund                                              All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Goldman Sachs Mid Cap Value Fund                                               All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Goldman Sachs Short Duration Bond Fund                                         All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/JPMorgan International Value Fund                                              All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/JPMorgan U.S. Government & Quality Bond Fund                                   All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/JPMorgan MidCap Growth Fund                                                    All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Lazard Emerging Markets Fund                                                   All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Lazard Small Cap Value Fund                                                    All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Lazard Mid Cap Value Fund                                                      All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Mellon Capital Management S&P 500 Index Fund                                   All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Mellon Capital Management S&P 400 MidCap Index Fund                            All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Mellon Capital Management Small Cap Index Fund                                 All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Mellon Capital Management International Index Fund                             All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Mellon Capital Management Bond Index Fund                                      All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund                    All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Mellon Capital Management Index 5 Fund                                         All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Mellon Capital Management 10 x 10 Fund                                         All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Oppenheimer Global Growth Fund                                                 All Assets               .15%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/PAM Asia ex-Japan Fund                                                         All Assets               .20%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/PAM China-India Fund                                                           All Assets               .30%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/PIMCO Real Return Fund                                                         All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/PIMCO Total Return Bond Fund                                                   All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/PPM America Core Equity Fund                                                   All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/PPM America High Yield Bond Fund                                               All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/PPM America Value Equity Fund                                                  All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Select Balanced Fund                                                           All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Select Money Market Fund                                                       All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/Select Value Fund                                                              All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/T. Rowe Price Established Growth Fund                                          All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/T. Rowe Price Mid-Cap Growth Fund                                              All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/T. Rowe Price Value Fund                                                       All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Managed Growth Fund                                                        All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Managed Conservative Fund                                                  All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Managed Moderate Growth Fund                                               All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Managed Moderate Fund                                                      All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Managed Aggressive Growth Fund                                             All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Retirement Income Fund                                                     All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Retirement 2015 Fund                                                       All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Retirement 2020 Fund                                                       All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Retirement 2025 Fund                                                       All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Moderate Retirement Strategy Fund                                          All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Moderate Growth Retirement Strategy Fund                                   All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Growth Retirement Strategy Fund                                            All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Disciplined Moderate Fund                                                  All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Disciplined Moderate Growth Fund                                           All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Disciplined Growth Fund                                                    All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Competitive Advantage Fund                                                 All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Dividend Income & Growth Fund                                              All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Intrinsic Value Fund                                                       All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P Total Yield Fund                                                           All Assets               .10%
----------------------------------------------------------------------------------- -------------- ------------------------
 JNL/S&P S&P 4 Fund                                                                 All Assets               .05%
----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------